UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

ARROW ELECTRONICS INC
(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road,	Centennial,	CO	80112
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On September 17, 2020, the Board of Directors (the “Board”) of Arrow Electronics, Inc. (the “Company”), upon the recommendation of the Corporate Governance Committee of the Board (the “Committee”), increased the number of Board members to eleven and appointed Gerry P. Smith as an independent director of the Board and a member of the Committee, effective September 17, 2020 (the “Effective Date”).

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected as a director of the Company. There is no transaction involving Mr. Smith that requires disclosure under Item 404(a) of Regulation S-K.

As of the Effective Date, Mr. Smith will participate in the Company’s non-employee director compensation arrangements, which are generally described under the heading “Director Compensation” in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders as filed with the SEC on April 1, 2020. Under these arrangements, Mr. Smith will receive an annual retainer of $100,000 starting on the Effective Date and, subject to his continued service as a director on the grant date, an annual grant of restricted stock units valued at $175,000 (based on the fair market value of the Company’s common stock on the date of grant) to be granted in May 2021, each with payment or grant pro-rated for any partial period of service. The Company also entered into its standard form of indemnification agreement with Mr. Smith. A copy of the press release announcing the appointment of Mr. Smith is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated September 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	September 17, 2020	By:	/s/ Lily Hughes
		Name:	Lily Hughes
		Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary